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Exhibit 99.1

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.

Letter of Transmittal

for Tender of All Unregistered Outstanding
3.70% First Mortgage Bonds, Series 2014E-1, due 2024
in Exchange for Registered
3.70% First Mortgage Bonds, Series 2014E-1, due 2024

and

for Tender of All Unregistered Outstanding
4.70% First Mortgage Bonds, Series 2014E-2, due 2044
in Exchange for Registered
4.70% First Mortgage Bonds, Series 2014E-2, due 2044

        The Exchange Offer will expire at 5:00 p.m., New York City time, on            , 2015, unless extended (the "Expiration Date"). Outstanding Bonds tendered in the Exchange Offer may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date, but not thereafter.

        If you wish to tender your bonds in the Exchange Offer, this letter of transmittal must be completed, signed and delivered to Wells Fargo Bank, National Association, the exchange agent for the Exchange Offer (the "Exchange Agent"):

By Registered or Certified Mail:	By Regular Mail or Courier:	In Person by Hand Only:
Wells Fargo Bank, N.A. Corporate Trust Operations MAC N9303-121 P.O. Box 1517 Minneapolis, MN 55480	Wells Fargo Bank, N.A. Corporate Trust Operations MAC N9303-121 6th St & Marquette Avenue Minneapolis, MN 55479	Wells Fargo Bank, N.A. Corporate Trust Operations Northstar East Building—12th Floor 608 Second Avenue South Minneapolis, MN 55402

By Facsimile Transmission (Eligible Institutions Only):
(877) 407-4679

Confirm by Telephone:
(800) 344-5128

        Delivery of this letter of transmittal to an address other than as set forth above or transmission via facsimile to a number other than the one listed above will not constitute a valid delivery. The instructions accompanying this letter of transmittal should be read carefully before this letter of transmittal is completed. Receipt of incomplete, inaccurate or defective letters of transmittal will not constitute valid delivery. We may waive defects and irregularities with respect to your tender of Outstanding Bonds (as defined below), but we are not required to do so and may not do so.

        The undersigned is a holder of the unregistered, issued and outstanding 3.70% First Mortgage Bonds, Series 2014E-1, due 2024 (the "Outstanding Series 2014E-1 Bonds") or the unregistered, issued and outstanding 4.70% First Mortgage Bonds, Series 2014E-2, due 2044 (the "Outstanding Series 2014E-2 Bonds," and, together with the Outstanding Series 2014E-1 Bonds, the "Outstanding Bonds"), each issued by Tri-State Generation and Transmission Association, Inc. (the "Issuer") under that certain master indenture, dated as of December 15, 1999 (as supplemented, amended and modified, the "Indenture"), between the Issuer and Wells Fargo Bank, National Association, as master trustee.

        The undersigned hereby acknowledges receipt and review of the prospectus, dated            , 2015 (the "Prospectus"), of the Issuer and this letter of transmittal. These two documents together constitute the offer by the Issuer to exchange its 3.70% First Mortgage Bonds, Series 2014E-1, due 2024 (the "Series 2014E-1 Exchange Bonds"), the issuance of which has been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of the Issuer's Outstanding Series 2014E-1 Bonds and to exchange its 4.70% First Mortgage Bonds, Series 2014E-2, due 2044 (the "Series 2014E-2 Exchange Bonds"), the issuance of which has been registered under the Securities Act, for a like principal amount of the Issuer's Outstanding Series 2014E-2 Bonds (the Series 2014E-1 Exchange Bonds and the Series 2014E-2 Bonds, together, the "Exchange Bonds"). The offer to exchange the Exchange Bonds for the Outstanding Bonds is referred to as the "Exchange Offer."

        Capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Prospectus.

        The Issuer reserves the right, at any time or from time to time, to extend the period of time during which the Exchange Offer is open, at its discretion, in which event the term "Expiration Date" shall mean the latest date to which the Exchange Offer is extended. The Issuer shall notify the Exchange Agent of any such extension by oral or written notice and shall make a public announcement thereof no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

        This letter of transmittal is to be used by a holder of Outstanding Bonds if:

  •
  certificates representing Outstanding Bonds are to be physically delivered herewith; or

  •
  delivery of Outstanding Bonds is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Prospectus under the caption "The exchange offer—Procedures for tendering old bonds—Book-entry delivery procedures" and an "agent's message" is not delivered or being transmitted through ATOP (as defined below) as described in the Prospectus under the caption "The exchange offer—Procedures for tendering old bonds—Tender of old bonds held through DTC."

        Tenders by book-entry transfer may also be made by delivering an agent's message in lieu of this letter of transmittal pursuant to DTC's Automated Tender Offer Program ("ATOP"). See the procedures set forth in the Prospectus under the caption "The exchange offer—Procedures for tendering old bonds—Tender of old bonds held through DTC." The undersigned should allow sufficient time for completion of the ATOP procedures with DTC if such procedures are used for tendering Outstanding Bonds on or prior to the Expiration Date. Holders of Outstanding Bonds whose Outstanding Bonds are not immediately available, or who are unable to physically deliver their Outstanding Bonds, this letter of transmittal and all other documents required hereby to the Exchange Agent or to comply with the applicable procedures under DTC's ATOP on or prior to the Expiration Date, must tender their Outstanding Bonds according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The exchange offer—Procedures for tendering old bonds—

Guaranteed delivery." See Instruction 2 of this letter of transmittal. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

        The term "holder" with respect to the Exchange Offer means any person in whose name Outstanding Bonds are registered on the books of the registrar for the Outstanding Bonds, any person who holds Outstanding Bonds and has obtained a properly completed bond power from the registered holder of such Outstanding Bonds or any participant in the DTC system whose name appears on a security position listing as the holder of Outstanding Bonds and who desires to deliver such Outstanding Bonds by book-entry transfer at DTC. The undersigned has completed, executed and delivered this letter of transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Outstanding Bonds must complete this letter of transmittal in its entirety (unless such Outstanding Bonds are to be tendered by book-entry transfer and an agent's message is delivered in lieu hereof pursuant to DTC's ATOP).

        Please read this entire letter of transmittal and the Prospectus, including the information incorporated by reference therein, carefully before checking any box below. The instructions included with this letter of transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus and this letter of transmittal may be directed to the Exchange Agent. See Instruction 13 of this letter of transmittal.

        List below the Outstanding Bonds tendered under this letter of transmittal. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this letter of transmittal.

DESCRIPTION OF OUTSTANDING BONDS TENDERED

Outstanding Bonds Tendered
Name(s) and Address(es) of the DTC Participant(s) or Registered Holder(s) Exactly as Name(s) Appear(s) on Certificate(s) Representing Outstanding Bonds (Please Fill In, If Blank)
	Registered Certificate Number(s)*	Aggregate Principal Amount Represented by Certificate(s)	Aggregate Principal Amount Tendered**

Total

*	Need not be completed by book-entry holders.
**	Unless otherwise indicated, any tendering holder of Outstanding Bonds will be deemed to have tendered the entire aggregate principal amount represented by such certificate(s). See Instruction 4 to this letter of transmittal. All tenders must be in principal amounts equal to $2,000 and in integral multiples of $1,000 in excess thereof.

☐
CHECK HERE IF TENDERED OUTSTANDING BONDS ARE ENCLOSED HEREWITH.

☐
CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED OUTSTANDING BONDS ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:

DTC Account Number(s):

Transaction Code Number(s):

☐
CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED OUTSTANDING BONDS ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY EITHER ENCLOSED HEREWITH OR PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT (COPY ATTACHED) (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered Holder(s) of Outstanding Bonds:

Date of Execution of Notice of Guaranteed Delivery:

Window Ticket Number (if available):

Name of Eligible Institution that Guaranteed Delivery:

DTC Account Number(s) (if delivered by book-entry transfer):

Transaction Code Number(s) (if delivered by book-entry transfer):

Name of Tendering Institution (if delivered by book-entry transfer):

☐
CHECK HERE AND COMPLETE THE FOLLOWING IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name:

Address:

Telephone/Facsimile No. for Notices:

 SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer for exchange the principal amount of Outstanding Bonds indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Outstanding Bonds tendered in accordance with this letter of transmittal, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such Outstanding Bonds tendered for exchange hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact for the undersigned (with full knowledge that said Exchange Agent also acts as the agent for the Issuer in connection with the Exchange Offer) with respect to the tendered Outstanding Bonds with full power of substitution to:

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  deliver such Outstanding Bonds, or transfer ownership of such Outstanding Bonds on the account books maintained by DTC, to the Issuer, as applicable, and deliver all accompanying evidences of transfer and authenticity; and

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  present such Outstanding Bonds for transfer on the books of the Issuer and receive all benefits and otherwise exercise all rights of beneficial ownership of such Outstanding Bonds, all in accordance with the terms of the Exchange Offer.

The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Outstanding Bonds tendered hereby and to acquire the Exchange Bonds issuable upon the exchange of such tendered Outstanding Bonds, and that the Issuer will acquire good and unencumbered title to such Outstanding Bonds, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right, when the same are accepted for exchange by the Issuer.

        The undersigned acknowledges that the Exchange Offer is being made in reliance upon interpretations set forth in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the "SEC"), including Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley & Co. Incorporated (available June 5, 1991), Mary Kay Cosmetics, Inc. (available June 5, 1991), Shearman & Sterling (available July 2, 1993) and other similar no-action letters (the "Prior No-Action Letters"), and that the Exchange Bonds issued in exchange for the Outstanding Bonds pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by a holder thereof (other than any holder that is a broker-dealer who purchased Outstanding Bonds directly from the Issuer for resale and any holder that is an "affiliate" of the Issuer within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act (except for prospectus delivery obligations applicable to certain broker-dealers), provided that such Exchange Bonds are acquired in the ordinary course of such holder's business and such holder is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of such Exchange Bonds. The SEC has not, however, considered the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as it has in other circumstances.

        The undersigned hereby further represents to the Issuer that (i) any Exchange Bonds received are being acquired in the ordinary course of business of the person receiving such Exchange Bonds, whether or not the undersigned, (ii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of the Outstanding

Bonds or the Exchange Bonds within the meaning of the Securities Act and (iii) neither the holder nor any such other person is an "affiliate" of the Issuer within the meaning of Rule 405 under the Securities Act, or, if it is such an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable.

        If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Bonds. If the undersigned is a broker-dealer, the undersigned represents that it will receive Exchange Bonds in exchange for Outstanding Bonds that were acquired for its own account as a result of market-making activities or other trading activities, and it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Bonds; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a broker-dealer, the undersigned represents that it did not purchase the Outstanding Bonds to be exchanged for the Exchange Bonds from the Issuer. Additionally, the undersigned represents that it is not acting on behalf of any person who could not truthfully and completely make the foregoing representations and the representations in the immediately preceding paragraph.

        The undersigned acknowledges that if the undersigned is tendering Outstanding Bonds in the Exchange Offer with the intention of participating in any manner in a distribution of the Exchange Bonds:

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  the undersigned cannot rely on the position of the staff of the SEC set forth in the Prior No-Action Letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the Exchange Bonds, in which case the registration statement must contain the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K promulgated by the SEC; and

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  failure to comply with such requirements in such instance could result in the undersigned incurring liability for which the undersigned is not indemnified by the Issuer.

        The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the exchange, assignment and transfer of the Outstanding Bonds tendered hereby, including the transfer of such Outstanding Bonds on the account books maintained by DTC.

        For purposes of the Exchange Offer, the Issuer shall be deemed to have accepted for exchange validly tendered Outstanding Bonds when, as and if the Issuer gives oral or written notice thereof to the Exchange Agent. Any tendered Outstanding Bonds that are not accepted for exchange pursuant to the Exchange Offer for any reason will be returned, without expense, to the undersigned, unless otherwise provided under "Special Issuance Instructions" or "Special Delivery Instructions," as promptly as practicable after the Expiration Date or the Issuer's withdrawal of the Exchange Offer, as applicable. See Instructions 6 and 7 of this letter of transmittal.

        All authority conferred or agreed to be conferred by this letter of transmittal shall not be affected by, and shall survive, the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this letter of transmittal shall be binding upon the undersigned's successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives. This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus under the caption "The exchange offer—Withdrawal of tenders."

        The undersigned acknowledges that the acceptance by the Issuer of properly tendered Outstanding Bonds pursuant to the procedures described under the caption "The exchange offer—Procedures for tendering old bonds" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned, on the one hand, and the Issuer, on the other hand, upon the terms and subject to the conditions of the Exchange Offer.

        The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption "The exchange offer—Conditions to the exchange offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Issuer), the Issuer may not be required to exchange any of the Outstanding Bonds tendered hereby.

        Unless otherwise indicated under "Special Issuance Instructions," please issue the Exchange Bonds issued in exchange for the Outstanding Bonds accepted for exchange, and return any Outstanding Bonds not tendered or not exchanged, in the name(s) of the undersigned (or, in the case of a book-entry delivery of Outstanding Bonds, please credit the account indicated above maintained at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail or deliver the Exchange Bonds issued in exchange for the Outstanding Bonds accepted for exchange and any Outstanding Bonds not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the signature(s) of the undersigned. In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the Exchange Bonds issued in exchange for the Outstanding Bonds accepted for exchange in the name(s) of, and return any Outstanding Bonds not tendered or not exchanged to, the person(s) (or account(s)) so indicated. The undersigned recognizes that the Issuer has no obligation pursuant to the "Special Issuance Instructions" and the "Special Delivery Instructions" to transfer any Outstanding Bonds from the name of the registered holder(s) thereof if the Issuer does not accept for exchange any of the Outstanding Bonds so tendered for exchange.

  SPECIAL ISSUANCE INSTRUCTIONS
  (SEE INSTRUCTIONS 5, 6 AND 7)

              To be completed ONLY if (i) Outstanding Bonds in a principal amount not tendered or not accepted for exchange, or Exchange Bonds issued in exchange for Outstanding Bonds accepted for exchange, are to be issued in the name of someone other than the undersigned or (ii) Outstanding Bonds tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at DTC other than the DTC Account Number set forth above. Issue Exchange Bonds and/or Outstanding Bonds to:

Name(s):

Address:

(Include Zip Code)

(Taxpayer Identification or Social Security Number) (See Instruction 8 Below)

☐	Credit unexchanged Outstanding Bonds delivered by book-entry transfer to the DTC account number set forth below:

DTC Account Number:
(Please Type or Print)

  SPECIAL DELIVERY INSTRUCTIONS
  (SEE INSTRUCTIONS 5, 6 AND 7)

              To be completed ONLY if Outstanding Bonds in a principal amount not tendered or not accepted for exchange, or Exchange Bonds issued in exchange for Outstanding Bonds accepted for exchange, are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown below the signature(s) of the undersigned. Mail or deliver Exchange Bonds and/or Outstanding Bonds to:

Name(s):

Address:

(Include Zip Code)

(Taxpayer Identification or Social Security Number) (See Instruction 8 Below) (Please Type or Print)

  IMPORTANT
  PLEASE SIGN HERE WHETHER OR NOT
  OUTSTANDING BONDS ARE BEING PHYSICALLY TENDERED HEREBY
  (See Instructions 1 and 5 and Complete Accompanying Substitute Form W-9 Below)

X
X
(Signature(s) of Registered Holder(s) of Outstanding Bonds or Authorized Signatory)

Dated:

              (The above lines must be signed by the registered holder(s) of Outstanding Bonds as the name(s) of such registered holder(s) appear(s) on the Outstanding Bonds or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this letter of transmittal. If Outstanding Bonds to which this letter of transmittal relate are held of record by two or more joint holders, then all such holders must sign this letter of transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Issuer, submit evidence satisfactory to the Issuer of such person's authority to so act. See Instruction 5.)

Name(s):

Capacity (Full Title):

Address:
(Include ZIP Code)

Area Code and Telephone Number:

Taxpayer Identification or Social Security Number:
(Please Type or Print)

  MEDALLION SIGNATURE GUARANTEE
  (If Required by Instruction 5)

              Certain signatures must be guaranteed by an Eligible Institution (as defined in Instruction 2 below). Please read Instruction 5 of this letter of transmittal to determine whether a signature guarantee is required for the tender of your Outstanding Bonds.

Signature(s) Guaranteed by an Eligible Institution:
(Authorized Signature)

(Title)

(Name of Firm)

(Address, Include ZIP Code)

(Area Code and Telephone Number)

Dated:

 INSTRUCTIONS TO LETTER OF TRANSMITTAL
FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

        1.    Delivery of this Letter of Transmittal and Outstanding Bonds or Agent's Message and Book-Entry Confirmations.    All physically delivered Outstanding Bonds or any confirmation of a book-entry transfer to the Exchange Agent's account at DTC of Outstanding Bonds tendered by book-entry transfer (a "Book-Entry Confirmation"), as well as a properly completed and duly executed copy of this letter of transmittal or a facsimile hereof (or an agent's message in lieu hereof pursuant to DTC's ATOP), and any other documents required by this letter of transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered Outstanding Bonds, this letter of transmittal and all other required documents to the Exchange Agent is at the election and risk of the tendering holder and the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If delivery is by mail, then registered mail with return receipt requested and proper insurance is advised. However, it is recommended that, instead of delivery by mail, the tendering holder use an overnight or courier service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before 5:00 p.m., New York City time, on the Expiration Date. NO LETTER OF TRANSMITTAL OR OUTSTANDING BONDS SHOULD BE SENT TO THE ISSUER. Neither the Issuer nor the Exchange Agent is under any obligation to notify any tendering holder of the Issuer's acceptance of any tendered Outstanding Bonds prior to the Expiration Date.

        2.    Guaranteed Delivery Procedures.    Holders who wish to tender their Outstanding Bonds and (a) whose Outstanding Bonds are not immediately available, (b) who cannot deliver their Outstanding Bonds, this letter of transmittal and any other documents required hereby to the Exchange Agent prior to the Expiration Date or (c) who are unable to comply with the applicable procedures under DTC's ATOP prior to the Expiration Date, must tender their Outstanding Bonds according to the guaranteed delivery procedures set forth in the Prospectus.

        Pursuant to such procedures:

  •
  such tender must be made by or through a firm that is a member of a registered national securities exchange or of the Financial Industry Regulatory Authority, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, in each case that is a participant in the Securities Transfer Agents' Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchanges' Medallion Program approved by the Securities Transfer Association Inc. (each, an "Eligible Institution");

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  prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must have received from that Eligible Institution a properly completed and duly executed notice of guaranteed delivery (by facsimile transmission, mail, courier or overnight delivery) or a properly transmitted agent's message relating to a notice of guaranteed delivery setting forth the name and address of the holder of the Outstanding Bonds, the registration number(s) of such Outstanding Bonds and the total principal amount of Outstanding Bonds tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, this letter of transmittal (or a facsimile hereof or an agent's message in lieu hereof) together with the Outstanding Bonds in proper form for transfer (or a Book-Entry Confirmation) and any other documents required hereby will be deposited by the Eligible Institution with the Exchange Agent; and

  •
  this letter of transmittal (or a facsimile hereof or an agent's message in lieu hereof) together with the certificates for all physically tendered Outstanding Bonds in proper form for transfer

    (or Book-Entry Confirmation, as the case may be) and all other documents required hereby are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

        Any holder of Outstanding Bonds who wishes to tender Outstanding Bonds pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the notice of guaranteed delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request to the Exchange Agent, a notice of guaranteed delivery will be sent to holders who wish to tender their Outstanding Bonds according to the guaranteed delivery procedures set forth above.

        See "The exchange offer—Procedures for tendering old bonds—Guaranteed delivery" in the Prospectus.

        3.    Tender by Holder.    Only a registered holder of Outstanding Bonds (or the legal representative or attorney-in-fact of such registered holder), or a participant in DTC whose name appears on a security position listing as the owner of Outstanding Bonds, may tender such Outstanding Bonds in the Exchange Offer. Any beneficial holder of Outstanding Bonds who is not the registered holder and who wishes to tender should promptly arrange with the registered holder to execute and deliver this letter of transmittal on his, her or its behalf or must, prior to completing and executing this letter of transmittal and delivering his, her or its Outstanding Bonds, either make appropriate arrangements to register ownership of the Outstanding Bonds in such holder's name or obtain a properly completed bond power from the registered holder.

        4.    Partial Tenders.    Tenders of Outstanding Bonds will be accepted only in principal amounts equal to $2,000 and in integral multiples of $1,000 in excess thereof. If less than the entire principal amount of any Outstanding Bonds is tendered, the tendering holder should fill in the principal amount tendered in the fourth column of the box entitled "Description of Outstanding Bonds Tendered" above. The entire principal amount of Outstanding Bonds delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Outstanding Bonds held by a holder is not tendered, then Outstanding Bonds for the principal amount of Outstanding Bonds not tendered and Exchange Bonds issued in exchange for any Outstanding Bonds accepted will be delivered or mailed to the holder, unless otherwise indicated in this letter of transmittal, as promptly as practicable after the Expiration Date.

        5.    Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Medallion Guarantee of Signatures.    If this letter of transmittal (or a facsimile hereof) is signed by the registered holder(s) of the Outstanding Bonds tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the tendered Outstanding Bonds without alteration, enlargement or any change whatsoever. If this letter of transmittal (or a facsimile hereof) is signed by a participant in DTC whose name appears on a security position listing as the owner of the Outstanding Bonds, the signature must correspond exactly with the name as it appears on the security position listing as the holder of the Outstanding Bonds without alteration, enlargement or any change whatsoever. If any tendered Outstanding Bonds are owned of record by two or more joint owners, all such owners must sign this letter of transmittal. If any tendered Outstanding Bonds are held in different names, it will be necessary to complete, sign and submit as many separate copies of this letter of transmittal as there are different names in which tendered Outstanding Bonds are held.

        If this letter of transmittal (or a facsimile hereof) is signed by the registered holder(s) of the Outstanding Bonds tendered hereby and the Exchange Bonds to be issued in exchange therefor are to be issued (and any untendered principal amount of Outstanding Bonds is to be reissued) to the registered holder(s), then such holder(s) need not and should not endorse any tendered Outstanding Bonds, nor provide a separate bond power. In any other case, such holder(s) must either properly endorse the Outstanding Bonds tendered or transmit a properly completed separate bond power with this letter of transmittal, with the signature(s) on the endorsement or bond power guaranteed by an Eligible Institution.

        If this letter of transmittal (or a facsimile hereof) or any tendered Outstanding Bonds or bond powers are signed by one or more trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, evidence satisfactory to the Issuer of their authority to act must be submitted with this letter of transmittal.

        No signature guarantee is required if:

  •
  this letter of transmittal (or a facsimile hereof) is signed by the registered holder(s) of the Outstanding Bonds tendered hereby (or by a participant in DTC whose name appears on a security position listing as the owner of the tendered Outstanding Bonds) and the Exchange Bonds are to be issued directly to such registered holder(s) (or, if signed by a participant in DTC, deposited to such participant's account at DTC) and neither the box entitled "Special Issuance Instructions" nor the box entitled "Special Delivery Instructions" has been completed; or

  •
  the Outstanding Bonds tendered hereby are tendered for the account of an Eligible Institution.

In all other cases, all signatures on this letter of transmittal (or a facsimile hereof) must be guaranteed by an Eligible Institution.

        6.    Special Issuance and Delivery Instructions.    Tendering holders should indicate, in the applicable box or boxes, the name and address to which Exchange Bonds or substitute Outstanding Bonds for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this letter of transmittal. In the case of issuance in a different name, the taxpayer identification or social security number (see Instruction 8) of the person named must also be indicated. Holders tendering Outstanding Bonds by book-entry transfer may request that Outstanding Bonds not exchanged be credited to such account maintained at DTC as such holder may designate hereon. If no such instructions are given, such Outstanding Bonds not exchanged will be returned to the name and address (or account number) of the person signing this letter of transmittal.

        7.    Transfer Taxes.    The Issuer will pay or cause to be paid all transfer taxes, if any, applicable to the exchange of Outstanding Bonds pursuant to the Exchange Offer. If, however, Exchange Bonds or Outstanding Bonds for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Outstanding Bonds tendered hereby, or if tendered Outstanding Bonds are registered in the name of any person other than the person signing this letter of transmittal, or if a transfer tax is imposed for any reason other than the exchange of Outstanding Bonds pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this letter of transmittal, the amount of such transfer taxes will be billed directly to such tendering holder and the Exchange Agent will retain possession of an amount of Exchange Bonds with a face amount at least equal to the amount of such transfer taxes due by such tendering holder pending receipt by the Exchange Agent of the amount of such taxes.

        8.    Important Tax Information.    Under U.S. federal income tax laws, a holder of any Outstanding Bonds or Exchange Bonds who is a U.S. person (as defined for U.S. federal income tax purposes) must provide the Issuer (as payor) with its correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her Social Security number. If the Issuer is not provided with the correct TIN, the holder or payee may be subject to a $50 penalty imposed by the Internal Revenue

Service (the "IRS") and backup withholding, currently at a rate of 28%, on interest payments on the Exchange Bonds.

        To prevent backup withholding on interest payments on the Exchange Bonds, each tendering holder that is a U.S. person for U.S. federal income tax purposes must provide such holder's correct TIN by completing the Substitute Form W-9 set forth herein, certifying that (1) the TIN provided is correct (or that such holder is awaiting a TIN), (2) the holder is a U.S. person for U.S. federal income tax purposes (including a U.S. resident alien) (3) the holder is not subject to backup withholding because (a) the holder is exempt from backup withholding, (b) the holder has not been notified by the IRS that such holder is subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified the holder that such holder is no longer subject to backup withholding, and (4) the FATCA code(s) entered on the form (if any) indicating that such holder is exempt from FATCA reporting is correct. If the Exchange Bonds will be registered in more than one name or will not be in the name of the actual owner, consult the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" included with this Letter of Transmittal (the "Guidelines") for information on which TIN to report.

        If such holder does not have a TIN, such holder should consult the Guidelines concerning applying for a TIN, check the box in Part 3 of the Substitute Form W-9, write "applied for" in lieu of its TIN and sign and date the form and the Certificate of Awaiting Taxpayer Identification Number. Checking this box, writing "applied for" on the form and signing such certificate means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If such holder does not provide its TIN to the Issuer within 60 days, backup withholding will begin and continue until such holder furnishes its TIN to the Issuer.

        Certain holders are not subject to the backup withholding and reporting requirements. These holders ("Exempt Holders") include certain foreign persons (other than U.S. resident aliens) and persons listed in the Guidelines as payees exempt from backup withholding. Exempt Holders (other than certain foreign persons) should indicate their exempt status on the Substitute Form W-9.

        A foreign person (other than a U.S. resident alien) may qualify as an Exempt Holder by submitting to the Exchange Agent a properly completed IRS Form W-8BEN, W-8BEN-E, or other appropriate IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. A disregarded domestic entity that has a foreign owner should file an IRS Form W-8BEN, W-8BEN-E, or other appropriate IRS Form W-8, rather than a Substitute Form W-9. Exempt Holders are urged to consult with their tax advisors to determine which IRS Form W-8 is appropriate for them. The applicable IRS Form W-8 may be obtained from the Exchange Agent or the IRS website at www.irs.gov.

        The Issuer reserves the right in its sole discretion to take whatever steps are necessary to comply with the Issuer's obligations regarding backup withholding.

        9.    Validity of Tenders.    All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Outstanding Bonds will be determined by the Issuer in its sole discretion, which determination will be conclusive, final and binding. The Issuer reserves the absolute right to reject any and all Outstanding Bonds not properly tendered or any Outstanding Bonds the Issuer's acceptance of which would, in the opinion of the Issuer's counsel, be unlawful. The Issuer also reserves the right to waive any conditions of the Exchange Offer or defects or irregularities of tenders as to particular Outstanding Bonds. The Issuer's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this letter of transmittal) shall be conclusive, final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Bonds must be cured within such time as the Issuer shall determine. Neither the Issuer, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Outstanding Bonds nor shall any of them incur any liability for failure to give such notification.

        10.    Waiver of Conditions.    The Issuer reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

        11.    No Conditional Tender.    No alternative, conditional, irregular or contingent tender of Outstanding Bonds will be accepted.

        12.    Mutilated, Lost, Stolen or Destroyed Outstanding Bonds.    Any holder whose Outstanding Bonds have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions. This letter of transmittal and the related documents cannot be processed until the procedures for replacing mutilated, lost, stolen or destroyed Outstanding Bonds have been followed.

        13.    Requests for Assistance or Additional Copies.    Questions and requests for assistance or for additional copies of the Prospectus or this letter of transmittal may be directed to the Exchange Agent at the address or facsimile number set forth on the cover page of this letter of transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

        14.    Withdrawal.    Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The exchange offer—Withdrawal of tenders."

IMPORTANT: This letter of transmittal (or a facsimile hereof or an agent's message in lieu hereof), together with the Outstanding Bonds delivered by book-entry transfer or in physical form, must be received by the Exchange Agent, or the notice of guaranteed delivery must be received by the Exchange Agent, prior to 5:00 p.m., New York City time, on the Expiration Date.

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security Number or Employer Identification Number

Payer's Request for Taxpayer Identification Number ("TIN") Please fill in your name and address below.
CHECK APPROPRIATE BOX:
☐ Individual/Sole Proprietor or
Single-Member LLC
☐ C Corporation
☐ S Corporation
☐ Partnership
☐ Trust/estate
☐ Limited liability company (Enter tax classification C=C corporation,
S=S corporation, P=partnership)
	☐ Other	Part 3—Awaiting TIN ☐ Part 4—Exempt ☐ Exempt payee code (if any) Exemption from FATCA reporting code (if any)

Name: Address (Number and Street): City, State and Zip Code:

Part 2—Certification—Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I have checked the box in Part 3 and executed the Certificate of Awaiting Taxpayer Identification Number below); and
(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3) I am a U.S. citizen or other U.S. person; and
(4) The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Signature Date

Certificate Instructions—You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, do not cross out item (2) if you received a subsequent notification from the IRS stating that you are no longer subject to backup withholding.

FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING AT THE APPLICABLE RATE ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE BONDS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9:

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

            I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number all or a portion of any payments made to me thereafter may be withheld until I provide a taxpayer identification number.

SIGNATURE	DATE

 GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.    Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All section references, unless otherwise indicated, are to the Internal Revenue Code of 1986, as amended.

For this type of account			Give the SOCIAL SECURITY number of—	For this type of account		Give the EMPLOYER IDENTIFICATION number of—

1.		Individual	The individual	1.	Disregarded entity not owned by an individual	The owner
2.		Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	2.	A valid trust, estate, or pension trust	The legal entity(4)
3.		Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	3.	Corporation or LLC electing corporate status on IRS Form 8832 or 2553	The corporation
4.	a.	The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)	4.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization
	b.	So-called trust account that is not a legal or valid trust under State law	The actual owner(1)	5.	Partnership or multi-member LLC	The partnership
5.		Sole proprietorship or disregarded single member limited liability company owned by an individual ("LLC")	The owner(3)	6.	A broker or registered nominee	The broker or nominee
6.		Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulations section 1.671-4(b)(2)(i)(A))	The grantor*	7.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district or prison) that receives agricultural program payments	The public entity
				8.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulations section 1.671-4(b)(2)(i)(B))	The trust

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2)
Circle the minor's name and furnish the minor's social security number.

(3)
If you are an individual, you must show your individual name, and you may also enter your business or "doing business as" name. You may use either your social security number or employer identification number (if you have one), but the IRS encourages you to use your social security number.

(4)
List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

*
Note. Grantor also must provide a Form W-9 to trustee of trust.

NOTE:    If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

 GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Definition of U.S. person

For federal tax purposes, you are considered a U.S. person if you are:

•
An individual who is a U.S. citizen or U.S. resident alien;
•
A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;
•
An estate (other than a foreign estate); or
•
A domestic trust (as defined in Regulations section 301.7701-7).

Foreign person

If you are a nonresident alien or a foreign entity not subject to backup withholding, please complete, sign and return an appropriate Form W-8 (which may be obtained from the Exchange Agent or the IRS website at www.irs.gov) to establish your exemption from backup withholding.

Obtaining a Taxpayer Identification Number (TIN)

If you do not have a TIN, apply for one immediately. To apply for a Social Security number, get Form SS-5, Application for a Social Security Card (for individuals), from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form SS-4, Application for Employer Identification Number (for business and all other entities) to apply for an EIN, or Form W-7, Application for IRS Individual Taxpayer Identification Number (for alien individuals required to file U.S. tax returns) to apply for an ITIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Substitute Form W-9 but do not have a TIN, apply for a TIN and write "Applied For" in the space for the TIN, sign and date the form and give it to the payer. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the payer before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the payer.

Note:    Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution:    A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space in Part 4 any code(s) that may apply to you.

Exempt payee code.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions. Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following is a list of payees that may be exempt from backup withholding and for which no information reporting is required. For interest and dividends, all listed payees are exempt except for those listed in item (7). For broker transactions, payees listed in (1) through (4) and (6) through (11) and all C corporations are exempt; however, S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012. Payments subject to reporting under sections 6041 and 6041A are generally exempt from backup withholding only if made to payees described in items (1) through (5). However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: (i) medical and health care payments, (ii) attorneys' fees, and (iii) payments for services paid by a federal executive agency. Only payees described in items (1) through (4) are exempt from backup withholding for barter exchange transactions and patronage dividends. For payments made in settlement of payment card or third party network transactions, only payees described in items (1) through (4) are exempt.

(1)
An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).
(2)
The United States or any of its agencies or instrumentalities.
(3)
A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities.
(4)
A foreign government or any of its political subdivisions, agencies, or instrumentalities.
(5)
A corporation.

(6)
A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or possession.
(7)
A futures commission merchant registered with the Commodity Futures Trading Commission.
(8)
A real estate investment trust.
(9)
An entity registered at all times during the tax year under the Investment Company Act of 1940.
(10)
A common trust fund operated by a bank under section 584(a).
(11)
A financial institution.
(12)
A middleman known in the investment community as a nominee or custodian.
(13)
A trust exempt from tax under section 664 or described in section 4947.

In general, payments that are not subject to information reporting are not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N and their regulations.

Exemption from FATCA reporting code.

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting.

The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) written or printed on the line for a FATCA exemption code.

(A)
An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37).
(B)
The United States or any of its agencies or instrumentalities.
(C)
A state, the District of Columbia, a U.S. commonwealth or possession, or any of their political subdivisions or instrumentalities.
(D)
A corporation, the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i).
(E)
A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i).
(F)
A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state.
(G)
A real estate investment trust.
(H)
A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940.
(I)
A common trust fund as defined in section 584(a).
(J)
A bank as defined in section 581.
(K)
A broker.
(L)
A trust exempt from tax under section 664 or described in section 4947(a)(1).
(M)
A tax exempt trust under a section 403(b) plan or section 457(g) plan.

NOTE:    You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Exempt payees described above should file a Substitute Form W-9 to avoid possible erroneous backup withholding or FATCA reporting. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TIN, CHECK THE "EXEMPT" BOX AND PROVIDE THE APPROPRIATE PAYEE CODE(S) IN PART 4 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account; for example, if the grantor of a grantor trust dies.

Penalties

(1)  Penalty for Failure to Furnish TIN.    If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)  Civil Penalty for False Information with Respect to Withholding.    If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3)  Criminal Penalty for Falsifying Information.    Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4)  Misuse of TINs.    If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX ADVISOR OR THE IRS.

Privacy Act Notice

Section 6109 requires you to provide your TIN to payers who must file an information return with the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, States and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal non-tax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend and certain other payments to a payee who does not furnish a TIN to a payer. Certain penalties may also apply.

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  Exhibit 99.1
SIGNATURES MUST BE PROVIDED BELOW PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
INSTRUCTIONS TO LETTER OF TRANSMITTAL FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER
FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING AT THE APPLICABLE RATE ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE BONDS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 PAGE 2